Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Techwell, Inc. (the “Company”) for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Fumihiro Kozato, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fumihiro Kozato
Fumihiro Kozato
Chief Executive Officer
August 11, 2006